UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2020

Delmar Bancorp

(Exact name of registrant as specified in its charter)

Maryland	033-21202	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 548-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02            Results of Operations and Financial Condition.

On April 28, 2020, Delmar Bancorp issued a press release reporting its financial results for the three months ended March 31, 2020. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

Item 9.01             Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description
99.1	Delmar Bancorp press release dated April 28, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR BANCORP
(Registrant)

Date: April 28, 2020	By:	/s/ Lloyd B. Harrison, III
Lloyd B. Harrison, III, Chief Executive Officer